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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 12, 2001

                           HOLMES MICROSYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


           Texas                    000-18257                   91-1939829
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)


                             80 Zhong Shan Er Road
                                   Guangzhou
                       People's Republic of China 510080
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (8620) 8387-9773
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ITEM 7.  FINANCIAL STATEMENTS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Filed herewith are the financial statements required by this item.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOLMES MICROSYSTEMS, INC.

Date: March 23, 2001                    By: /s/ Yi-biao Chen
                                           ------------------------
                                        Name: Yi-biao Chen
                                        Title: Chairman of the Board

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